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                                   MAS FUNDS
                       Supplement Dated January 24, 1996

                 Important Information Regarding the Municipal
                     and Pennsylvania Municipal Portfolios

Terms in this Supplement have the same meaning as in the Prospectus.

     The strong rally in bonds, together with the investment objective of realizing above average total returns over a market cycle of three to five years consistent with the conservation of capital, has led the Adviser to take a temporarily defensive position for the Municipal and Pennsylvania Municipal Portfolios. Portfolio duration was shortened substantially near the end of the fourth quarter and will remain in this temporary defensive position until such time as the Adviser believes a change is appropriate.

              Please Retain This Supplement For Future Reference.